UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) /
OF THE SECURITIES EXCHANGE ACT OF 1934

July 29, 2008
Date of report (Date of earliest event reported)

VEMICS, INC.
 (Exact Name of Registrant as Specified in Its Charter)

Nevada	95-4696799
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

000-52765
(Commission File Number)

523 Avalon Gardens Drive, Nanuet, New York 10954
(Address of principal executive offices) (Zip Code)

(845) 371-7380
(Registrant’s Telephone Number, Including Area Code)

      Check the appropriate box below if the Form 8-K filing is intended to satisfy simultaneously the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of the Vemics, Inc. 2007 Equity Compensation Plan

As previously reported on Form 10-SB filed with the Securities Exchange Commission on February 1, 2008 (the “Form 10-SB”), as amended, the Board of Directors of Vemics, Inc. (the “Company”) adopted the Vemics, Inc. 2007 Equity Compensation Plan (the “Equity Plan”) and form of option grant agreement on June 6, 2007.  Prior to July 29, 2008, no options to purchase shares of Common Stock or other awards were granted under the Equity Plan.  On July 29, 2008, the Company’s Board of Directors approved an amendment of the Equity Plan to increase the number of shares of common stock, par value $0.001 per share (the “Common Stock”), underlying the Equity Plan from 6,300,000 to 17,000,000.

The Equity Plan authorizes the issuance of incentive stock options, nonqualified stock options and other stock based awards to employees, non-employee directors, consultants and advisors.  A description of the Equity Plan is set forth in the Company’s Form 10-SB, under the heading “Equity Incentive Plan.”  The description of the Equity Plan is qualified in its entirety by reference to the full text of the Equity Plan and the form of option grant agreement filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Stock Option Awards under the Equity Plan

On August 14, 2008, the Company granted stock options to purchase up to 16,469,467 shares of the Company’s Common Stock to employees, directors and service providers, each with an exercise price of $0.07 per share, the previous day’s closing price of the Common Stock on the Pink Sheets, as provided in the Equity Plan.   Of the options granted, options to purchase 9,300,000 shares of the Common Stock were granted to the Company’s executive officers and directors, as follows:

Name	Position	Number of Shares
Fred Zolla	CEO & Chairman	3,250,000
Tom Dorsett	President – Healthcare Solutions	2,250,000
Brian Howell	Chief Technology Officer	1,750,000
Craig Stout,	Interim CFO & COO	1,250,000
Chan Coddington	Director	800,000

Under the terms of the grants to the executive officers and directors, the options will vest and become exercisable in two equal annual installments beginning on the date of grant.  All of the stock options described above expire on the fifth anniversary of the date of grant, which is August 14, 2013.  The foregoing description of the options does not purport to be complete and is qualified in its entirety by reference to the disclosure provided Exhibits 10.1 and 10.2, which are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

10.1           Vemics, Inc. 2007 Equity Compensation Plan, as amended
10.2           Form of Option Grant Agreement

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vemics, Inc.

Date: August 20, 2008	By:	/s/ Fred Zolla
Name: Fred Zolla
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Title
10.1	Vemics, Inc. 2007 Equity Compensation Plan, as amended
10.2	Form of Option Grant Agreement